FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Variable Account

Supplement Dated May 16, 2022

to the Prospectuses and Updating Summary Prospectuses for

Flexible Premium Variable Life Insurance Policies

(Dated May 1, 2022)

This Supplement updates certain information contained in your Prospectus and Updating Summary Prospectus regarding the current expenses for the Templeton Growth VIP Fund — Class 2 (a series of Franklin Templeton Variable Insurance Products Trust), an Investment Option available under your Variable Life Insurance Policy (the “Policy”). Please read this Supplement carefully and retain it for future reference with your Prospectus and Updating Summary Prospectus.

The updated information reflects the contractual waiver in place for the Templeton Growth VIP Fund – Class 2 during the fiscal year ended December 31, 2021. In addition, as of May 1, 2022, the investment manager of the Templeton Growth VIP Fund has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fees and expenses and certain non-routine expenses) for the Fund do not exceed 0.87% until April 30, 2023. This will result in lower current expenses for the Templeton Growth VIP Fund.

This Supplement amends the following disclosures in your Prospectus and Updating Summary Prospectus.

1.            In Appendix A: Investment Options Available under the Policy, the following replaces the Current Expenses and Average Annual Total Returns (as of 12/31/21) for the Templeton Growth VIP Fund — Class 2 (a series of Franklin Templeton Variable Insurance Products Trust):

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/21)
Investment Objective	Adviser/Subadviser	Expenses	1 Year	5 Year	10 Year
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Templeton Growth VIP Fund — Class 2 Templeton Global Advisors Limited (Adviser) **	1.12%*	4.87%	5.21%	7.36%

2.            The following footnote is added to the end of the table in Appendix A: Investment Options Available Under the Policy:

** Effective May 1, 2022, the investment manager of the Templeton Growth VIP Fund – Class 2 has contractually agreed to waive or assume certain expenses for the Fund so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fees and expenses and certain non-routine expenses) do not exceed 0.87% until April 30, 2023.

*   *   *

If you have any questions about your Policy or how this change affects you, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.